Supplement to the
Fidelity® New Markets Income Fund
March 1, 2018
Summary Prospectus

Effective October 1, 2018, the following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

John Carlson (co-manager) has managed the fund since June 1995.

Jonathan Kelly (co-manager) has managed the fund since October 2018.

NMI-SUM-18-01 1.9886603.101	September 19, 2018